UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FTC Solar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

DATED SEPTEMBER 30, 2024

[     ], 2024

Dear Fellow Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of FTC Solar, Inc. to be held virtually via a live audio webcast accessible at www.proxydocs.com/FTCI on Friday, November 8, 2024, at 10:00 AM, Central Time.

We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying materials:

1.

To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of Common Stock, par value $0.0001 per share (the “Common Stock”), at a ratio ranging from 1-for-5 to 1-for-25, with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders;

2.

To approve an adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1; and

3.	To transact such other business that may properly come before the Special Meeting or any adjournment thereof.

The Board of Directors of FTC Solar, Inc. (“Board of Directors” or the “Board”) has determined that the matters to be considered at the Special Meeting are in the best interests of FTC Solar, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote FOR each matter to be considered.

Pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”), with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. We expect to mail to our stockholders copies of all of the proxy materials on or about October 11, 2024. We are also furnishing proxy materials to our stockholders over the Internet, and you may read, print and download these proxy materials over the Internet at www.proxydocs.com/FTCI. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by regular mail, via phone or over the Internet, or during the Special Meeting.

On behalf of the Board of Directors and the officers and employees of FTC Solar, Inc., I would like to take this opportunity to thank our stockholders for their continued support of FTC Solar, Inc. We look forward to seeing you virtually at the meeting.

Sincerely,

Yann Brandt
President and Chief Executive Officer

FTC SOLAR, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Special Meeting of Stockholders (“Special Meeting”) of FTC Solar, Inc. (the “Company”, “FTC Solar”, “we”, “our”, or “us”) will be held virtually via a live audio webcast accessible at www.proxydocs.com/FTCI at 10:00 AM, Central Time, on Friday, November 8, 2024 for the following purposes:

1.

To approve an amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding shares of Common Stock, par value $0.0001 per share (the “Common Stock”), at a ratio ranging from 1-for-5 to 1-for-25, with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders;

2.

To approve an adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1; and

3.	To transact such other business that may properly come before the Special Meeting or any adjournment thereof.

These proposals are more fully described in the Proxy Statement following this Notice.

The Board of Directors recommends that you vote FOR the approval of a reverse stock split of the Company’s issued and outstanding shares of Common Stock, at a ratio ranging from 1-for-5 to 1-for-25, with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders.

The Board of Directors has fixed the close of business on October 7, 2024, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Special Meeting. A list of the stockholders of record as of the close of business on October 7, 2024, will be available for inspection by any of our stockholders for any purpose germane to the Special Meeting online by registering at www.proxydocs.com/FTCI or, by appointment only, during normal business hours at our principal executive offices, 9020 N. Capital of Texas Hwy, Suite I-260, Austin, Texas, 78759, for a period of ten days prior to the Special Meeting.

Stockholders are cordially invited to attend the Special Meeting virtually. In order to attend the Special Meeting, you must visit www.proxydocs.com/FTCI and register by entering the control number included on your proxy card or voting instruction form. After registering, you will receive further instructions via email, including a unique link to access the virtual Special Meeting and to vote and submit questions during the Special Meeting.

Regardless of whether you plan to attend the Special Meeting virtually, please mark, date, sign and return the enclosed proxy, or vote via the Internet or telephone by visiting www.proxydocs.com/FTCI to ensure that your shares are represented at the Special Meeting. Stockholders of record at the close of business on the record date, whose shares are registered directly in their name, and not in the name of a broker or other nominee, may vote their shares virtually at the Special Meeting, even though they have sent in proxies.

By Order of the Board of Directors,

Cathy Behnen Secretary

[     ], 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 2024: Pursuant to the

rules of the U.S. Securities and Exchange Commission (the “SEC”), with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. We expect to mail to our stockholders copies of all of the proxy materials on or about October 11, 2024. We are also furnishing proxy materials to our stockholders over the Internet, and you may read, print and download these proxy materials over the Internet at www.proxydocs.com/FTCI. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet. The Notice of Special Meeting and the Company’s Proxy Statement is available at www.proxydocs.com/FTCI.

YOUR VOTE IS IMPORTANT

Although we refer to our website in this proxy statement, the contents of our website are not included or incorporated by reference into this proxy statement. All references to our website in this proxy statement are intended to be inactive textual references only.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

Friday, November 8, 2024

ABOUT THE MEETING

What is the date, time and place of the Special Meeting?

Our Special Meeting will be held on Friday, November 8, 2024, beginning at 10:00 AM, Central Time, virtually via a live audio webcast accessible at www.proxydocs.com/FTCI. In order to attend the Special Meeting, you must visit www.proxydocs.com/FTCI and register by entering the control number included on your proxy card or voting instruction form. After registering, you will receive further instructions via email, including a unique link to access the virtual Special Meeting and to vote and submit questions during the Special Meeting.

During the Special Meeting, we will answer pertinent questions submitted online by stockholders, as time permits. Note that we may group or summarize similar or related questions to provide answers as efficiently as possible. We may not, however, be able to provide live answers to every question submitted.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will vote on whether to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of Common Stock, at a ratio ranging from 1-for-5 to 1-for-25, with the exact ratio to be set within that range at the discretion of our Board without further approval or authorization of our stockholders.

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on October 7, 2024, the record date for the meeting, are entitled to receive notice of and to participate in the Special Meeting. If you were a stockholder of record on that date, you will be entitled to attend the meeting and vote all of the shares you held on that date at the meeting, or any postponement or adjournment thereof. As of the record date, there were [   ] shares of Common Stock outstanding, all of which are entitled to be voted at the Special Meeting.

What are the voting rights of the holders of our Common Stock?

Holders of Common Stock are entitled to one vote per share on each matter that is submitted to stockholders for approval.

Pursuant to our Certificate of Incorporation, the total number of authorized shares of preferred stock is 10,000,000 shares. We have no shares of preferred stock issued or outstanding as of the date of this proxy statement.

What constitutes a quorum?

The presence, in person, or represented by proxy, of the holders of Common Stock representing a majority of the combined voting power of the outstanding shares of stock on the record date will constitute a quorum at the meeting, permitting the meeting to conduct its business. As of the record date, there were [   ] shares of Common Stock outstanding, all of which are entitled to be voted at the Special Meeting.

What vote is required to approve each item?

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the matter at the Special Meeting, provided a quorum is present, is required to approve the amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of Common Stock, at a ratio ranging from 1-for-5 to 1-for-25, with the exact ratio to be set within that range at the discretion of our Board without further approval or authorization of our stockholders. A majority of the votes cast means that the number of votes cast FOR a proposal exceeds the number of votes cast AGAINST that proposal. You may vote FOR, AGAINST or ABSTAIN from voting. Abstentions will not be voted and will have no effect on the proposal.

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the matter at the Special Meeting, provided a quorum is present, is required to approve an adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1.

The inspector of election for the Special Meeting shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall count and tabulate ballots and votes and determine the results thereof.

Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum. A “broker non-vote” will occur when a bank, broker or other nominee, as the holder of record for a beneficial owner (as described below), does not vote on a particular proposal because such nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner.

On Proposal Nos. 1 and 2, abstentions from voting will not be voted and will have no effect on the proposal. Broker non-votes, if any, will not have any effect on determining the outcome of Proposal Nos. 1 and 2. As Proposal Nos. 1 and 2 are considered “routine” under Nasdaq rules, brokers generally have discretionary authority to vote uninstructed shares on these proposals, so broker non-votes are not expected on these proposals. If less than a majority of the combined voting power of the outstanding shares of Common Stock is represented at the Special Meeting, a majority of the shares so represented may adjourn the Special Meeting from time to time without further notice.

What are the Board’s recommendations?

As more fully discussed under “Matters to Come Before the Special Meeting”, our Board recommends a vote FOR the approval of a reverse stock split of the Company’s issued and outstanding shares of Common Stock, at a ratio ranging from 1-for-5 to 1-for-25, with the exact ratio to be set within that range at the discretion of our Board without further approval or authorization of our stockholders.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received (and which have not been revoked in accordance with the procedures set forth below) will be voted (1) FOR the approval of a reverse stock split of the Company’s issued and outstanding shares of Common Stock, at a ratio ranging from 1-for-5 to 1-for-25, with the exact ratio to be set within that range at the discretion of our Board without further approval or authorization of our stockholders; (2) FOR the adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1; and (3) in accordance with the recommendation of our Board, FOR or AGAINST all other matters as may properly come before the Special Meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

How do I vote?

If you are a holder of record (that is, if your shares are registered in your own name with our transfer agent), you may vote using the enclosed proxy card, or via the Internet or telephone by visiting www.proxydocs/FTCI.

Voting instructions are provided on the proxy card contained in the proxy materials, or on your Notice of Special Meeting of Stockholders.

If you are a beneficial owner (that is, if you hold your shares in “street name” through a bank, broker or other nominee as holder of record), you must vote in accordance with the voting instruction form provided by your bank, broker or other nominee. The availability of telephone or Internet voting will depend upon such nominee’s voting process.

If you attend the Special Meeting virtually, you can vote virtually during the meeting. If you are a street name holder and wish to vote at the meeting, you must first obtain a valid legal proxy from your bank, broker or other nominee authorizing you to vote and submit proof of your valid legal proxy via email to dsmsupport@mediantonline.com prior to the start of the Special Meeting.

Can I change my vote after I return my proxy card or voting instructions?

Yes. Stockholders of record can revoke their proxy at any time prior to the exercise of that proxy, by voting in person at the Special Meeting, or by filing a written revocation or duly executed proxy bearing a later date with our Secretary at our headquarters.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

Who pays for costs relating to the proxy materials, proxy solicitations and the Special Meeting of stockholders?

The costs of preparing, assembling and mailing this proxy statement, the Notice of Special Meeting of Stockholders and the enclosed proxy card, along with the cost of posting the proxy materials on a website, are to be borne by us. We do not currently plan to engage a proxy solicitor to solicit proxies from stockholders; however, we retain the right to do so if we deem such solicitation necessary. If we do engage a proxy solicitor, we expect to pay the customary costs associated with such engagement. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, other electronic means and personal solicitation by our directors, officers or other regular employees. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

MATTERS TO COME BEFORE THE SPECIAL MEETING

PROPOSAL NO. 1: APPROVAL OF REVERSE STOCK SPLIT

Our Board has adopted, approved and declared advisable an amendment to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding shares of Common Stock, at a ratio ranging from 1-for-5 to 1-for-25, at any time prior to the first anniversary of this Special Meeting. At the Special Meeting, stockholders are asked to approve the foregoing amendment to our Certificate of Incorporation, with the final ratio to be selected by the Board. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation is attached hereto as Annex A to this Proxy Statement (the “Reverse Stock Split Amendment”).

A vote FOR Proposal No. 1 will constitute approval of the Reverse Stock Split Amendment and will grant the Board the authority to determine whether to implement the Reverse Stock Split and to select the ratio thereto out of the range approved by the Company’s stockholders. Upon the effectiveness of the Reverse Stock Split (the “split effective time”), the issued and outstanding shares of Common Stock immediately prior to the split effective time will be reclassified into a smaller number of shares based on the ratio selected by the Board. The final decision of whether to proceed with the Reverse Stock Split and the split effective time of the Reverse Stock Split will be determined by the Board, in its sole discretion.

If the stockholders approve the Reverse Stock Split Amendment, and the Board decides to implement it, the Reverse Stock Split will become effective as of the split effective time, which will be specified in the Reverse Stock Split Amendment. If the Board does not decide to implement the Reverse Stock Split by the first anniversary of this Special Meeting, the authority granted in this Proposal No. 1 to implement the Reverse Stock Split will terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal No. 1, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.

Criteria Used for Proceeding with Reverse Stock Split

If our stockholders approve the Reverse Stock Split Amendment, the Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-5 to 1-for-25 range, would be determined by the Board, in its sole discretion, and publicly announced by us prior to the split effective time. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, the Board will consider, among other things, factors such as:

•	the historical trading prices and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing and expected trading prices and trading volume of our Common Stock and anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	Nasdaq’s continued listing standards; and

•	prevailing general market and economic conditions.

Reasons for Reverse Stock Split

If our stockholders approve the Reverse Stock Split Amendment, the Board will be authorized to proceed with the Reverse Stock Split. The primary objective for effecting the Reverse Stock Split, should the Board choose to effect such, would be to increase the per share price of our Common Stock. The Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split would, among other things, help us to appeal to a broader range of investors to generate greater investor interest in the Company and improve the perception of our Common Stock as an investment security.

Compliance with Nasdaq Continued Listing Rules

Pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”), as a requirement for continued listing on the Nasdaq Capital Market, the bid price for our Common Stock may not close below $1.00 per share for thirty (30) consecutive business days. As previously reported, on December 22, 2023, the Company received written notice from The Nasdaq Stock Market, LLC (“Nasdaq”) indicating that the Company was not in compliance with the Bid Price Rule. On June 21, 2024, the Company received written notification from the Listing Qualifications Department of Nasdaq, granting the Company’s request for a 180-day extension to regain compliance with the Bid Price Rule. The Company now has until December 17, 2024 to meet the requirement. If at any time prior to December 17, 2024, the bid price of the Company’s Common Stock closes at $1.00 per share or more for a minimum of ten consecutive business days, the Company will regain compliance with the Bid Price Rule.

If the Company does not qualify for, or fails to regain compliance prior to December 17, 2024, then Nasdaq will notify the Company of its determination to delist its Common Stock, at which point the Company would have an option to appeal the delisting determination to a Nasdaq hearings panel. However, there can be no assurance, if the Company does appeal the delisting determination by Nasdaq to the hearings panel, that such appeal would be successful.

Even if we do regain compliance with the Bid Price Rule as a result of our Common Stock closing at $1.00 per share or more for a minimum of ten consecutive business days, given the volatility in the equity capital markets and the fact that our Common Stock has at times in the past year traded near or under the $1.00 minimum share price requirement, the Board believes it is in our stockholders’ best interest for the Company to be able to effect a Reverse Stock Split as one potential mechanism to address any potential future compliance requirements with the Bid Price Rule.

The Board reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder approval, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company

An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients, and trading volatility is often associated with low-priced stocks. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity. Many institutional investors have internal practices or policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms typically do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The Board believes that the anticipated higher market price resulting from the Reverse Stock Split may enable investors and brokerage firms with policies and practices such as those described above to invest in our Common Stock.

In evaluating whether to effect the Reverse Stock Split, our Board has taken, and will take, into consideration negative factors associated with reverse stock splits. These factors are delineated under the heading “Certain Risks Associated with the Reverse Stock Split.” In approving and recommending the Reverse Stock Split, our Board determined that these potentially negative factors were significantly outweighed by the potential benefits.

Although we expect that the Reverse Stock Split will increase the market price of our Common Stock as a result of having fewer outstanding shares, the Reverse Stock Split may not result in a permanent increase in the market price of our Common Stock, which will continue to be dependent on many factors, including general economic, market, and industry conditions and other factors detailed from time to time in the reports we file with the SEC. In addition, there can be no assurance that our Common Stock will not be delisted due to a failure to meet other continued listing requirements of Nasdaq even if the market price per post-split share of our Common Stock remains in excess of $1.00.

Principal Effects of the Reverse Stock Split

Effect on Proportionate Ownership. The Reverse Stock Split will be effected simultaneously for all outstanding shares of Common Stock. The Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of the Company’s stockholders owning a fractional share, since any resulting fractional share will be rounded up to a whole share. Shares of Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.

Effect on Outstanding Stock Options and Restricted Stock Units issued under Our Equity Incentive Plans. In addition, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or conversion of all outstanding restricted stock units, stock options and other convertible or exchangeable securities entitling the holders thereof to purchase, exchange for, or convert into, shares of Common Stock, which will result in (i) approximately the same aggregate price being required to be paid for such stock options upon exercise; and (ii) approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance or pursuant to the securities or plans described in the immediately preceding sentence will be reduced proportionately.

Effect on Voting Rights. Proportionate voting rights of the holders of the Company’s Common Stock will not be affected by the Reverse Stock Split, regardless of the reverse stock split ratio selected by the Board, except to the extent that the Reverse Stock Split results in any of the Company’s stockholders owning a fractional share, since any resulting fractional share will be rounded up to a whole share. For example, a holder of 1.0% of the voting power of the outstanding shares of the Company’s Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1.0% of the voting power of the outstanding shares of Common Stock after the Reverse Stock Split, regardless of the reverse stock split ratio selected by the Board, subject to the de minimis effect of any fractional share being rounded up to a whole share.

Assuming Reverse Stock Split ratios of 1-for-5, 1-for-15, and 1-for-25, the following table sets forth (i) the number of shares of our Common Stock that would be issued and outstanding, (ii) the number of shares of our Common Stock that would be issuable for outstanding stock options and restricted stock units under our equity incentive plans, (iii) the number of shares of our Common Stock that would be reserved for future issuance under our equity incentive plans, and (iv) the number of shares of our Common Stock that would be authorized under our Certificate of Incorporation, each giving effect to the Reverse Stock Split and based on securities outstanding as of September 23, 2024.

		Reverse Stock Split Ratio of:
	Number of Shares before Reverse Stock Split	1-for-5	1-for-15	1-for-25
Issued and Outstanding	127,723,582	25,544,717	8,514,906	5,108,944
Issuable for Outstanding Awards under Equity Incentive Plans	19,794,436	3,958,888	1,319,630	791,778
Reserved for Future Issuance under Equity Incentive Plans	5,542,516	1,108,504	369,502	221,701
Authorized under our Certificate of Incorporation	850,000,000	850,000,000	850,000,000	850,000,000

If this Proposal No. 1 is approved and our Board elects to effect the Reverse Stock Split, the number of outstanding shares of Common Stock will be reduced in proportion to the ratio of the split chosen by our Board.

Additionally, if this Proposal No. 1 is approved and our Board elects to effect the Reverse Stock Split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the Reverse Stock Split, including the specific ratio selected by our Board.

After the split effective time, the Common Stock will have a new CUSIP number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the split effective time, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act. The Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “FTCI”.

Certain Risks Associated with the Reverse Stock Split

The principal risks associated with effecting the Reverse Stock Split include, but are not limited to, the following:

•

If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. We expect that the market price of the Common Stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

•	There can be no assurance that the Reverse Stock Split will result in any particular price for the Common Stock. As a result, the trading liquidity of the Common Stock may not necessarily improve.

•

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, would result in the intended benefits described above, that the per share trading price of our Common Stock would result in a sustained increase following the Reverse Stock Split or that the per share trading price of our Common Stock would not decrease in the future.

•

There can be no assurance that the market price per share of the Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of the Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of the Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

•

Because the number of issued and outstanding shares of Common Stock would decrease as result of the Reverse Stock Split, the number of authorized but unissued shares of Common Stock will increase on a relative basis. If the Company issues additional shares of Common Stock, then the ownership interest of the Company’s current stockholders would be diluted, possibly substantially.

•

The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company.

•

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than one hundred (100) shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares is likely to improve the trading price of the Common Stock and if the implementation of the Reverse Stock Split is determined by the Board to be in the best interests of the Company and its stockholders.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

The text of the proposed Reverse Stock Split Amendment is attached hereto as Annex A to this Proxy Statement. If the Company’s stockholders approve the Reverse Stock Split and if our Board still believes that a Reverse Stock Split is in the best interests of the Company, the Board will determine and fix the Reverse Stock Split ratio out of the range approved by the Company’s stockholders and the split effective time. The Board may delay effecting, or choose not to pursue, the Reverse Stock Split in its discretion without resoliciting stockholder approval.

Beneficial Owners of Book Entry Shares of Common Stock. Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of our Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Book Entry Shares of Common Stock. Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer & Trust Company. These stockholders do not hold physical stock certificates evidencing their ownership of our Common Stock. However, they are provided with a statement reflecting the number of shares of our Common Stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our Common Stock held following the Reverse Stock Split.

Registered Holders of Certificated Shares of Common Stock. Stockholders of record at the time of the Reverse Stock Split who hold shares of Common Stock in certificated form will be sent a transmittal letter by the Company’s transfer agent, Continental Stock Transfer & Trust Company, after the split effective time that will contain the necessary materials and instructions on how stockholders should surrender their certificates, if any, representing shares of our Common Stock to the transfer agent.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled, upon surrender to the transfer agent of certificates representing such shares, to be issued such additional fraction of a share as is necessary to increase the fractional share to a full share.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Accounting Matters

The Reverse Stock Split will not affect the par value of a share of the Common Stock, and the par value per share of our Common Stock will remain unchanged at $0.0001. As a result, as of the split effective time, the stated capital attributable to Common Stock on the Company’s balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the proposals being submitted to the Company’s stockholders for their consideration at the Special Meeting, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders of Common Stock. For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common shares that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States; (ii) a corporation, or entity treated as a corporation for U.S. federal income tax purposes, organized in or under the laws of the United States or any state thereof or the District of Columbia; (iii) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes; or (iv) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source. The following summary is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Department of the Treasury regulations promulgated thereunder (the “Regulations”) and judicial and administrative authorities, rulings and decisions, all as in effect as of the date of this proxy statement. These authorities may change, possibly with retroactive effect, and any such change could affect the accuracy of the statements and conclusions set forth in this summary. This summary is not a complete description of all of the tax consequences of the Reverse Stock Split and, in particular, does not address any tax consequences arising under the laws of any U.S. state, local or non-U.S. jurisdiction, or under any U.S. federal laws other than those pertaining to the income tax.

The following discussion applies only to U.S. holders of the Company’s Common Stock who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to U.S. holders in light of their particular circumstances and does not apply to U.S. holders subject to special treatment under the U.S. federal income tax laws (e.g., dealers or brokers in securities, commodities or foreign currencies; traders in securities that elect to apply a mark-to-market method of accounting; banks and certain other financial institutions; insurance companies; mutual funds; tax-exempt organizations; holders subject to the alternative minimum tax provisions of the Code; partnerships, S corporations or other pass-through entities, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, or investors in any of the foregoing; holders whose functional currency is not the U.S. dollar; holders of FTC Solar equity awards, including FTC Solar restricted stock units, stock options, and other forms of compensation; holders who hold Common Stock as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment; holders who acquire Common Stock pursuant to the exercise of employee stock options, through a tax qualified retirement plan or otherwise as compensation; and holders who actually or constructively own more than 5% of the Common Stock).

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. Any entity treated as a partnership for U.S. federal income tax purposes that holds Common Stock, and any partners in such partnership, should consult their own independent tax advisors regarding the tax consequences of the Reverse Stock Split to them under their specific circumstances. Determining the actual tax consequences of the Reverse Stock Split to you may be complex and will depend on your specific situation and on factors that are not within the parties’ control. You should consult your own independent tax advisor as to the specific tax consequences of the Reverse Stock Split in your particular circumstances, including the applicability and effect of the alternative minimum tax and any U.S. state, local, non-U.S. and other tax laws and of changes in those laws.

Consequences of the Reverse Stock Split Generally to U.S. Holders of FTC Solar Shares

The Reverse Stock Split should constitute a tax-free “recapitalization” for U.S. federal income tax purposes. Accordingly, a U.S. holder generally should not recognize gain or loss upon the Reverse Stock Split, except for those U.S. holders that receive a whole share of Common Stock in lieu of a fractional share, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of Common Stock surrendered (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. The Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The treatment of fractional shares of Common Stock being rounded up to the next whole share is uncertain. A U.S. holder that receives a whole share of Common Stock in lieu of a fractional share of Common Stock may recognize income, which may be characterized as either capital gain or as a dividend to the extent of the portion of our accumulated earnings and profits attributable to the rounded share, in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the U.S. holder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of receiving a whole share in lieu of a fractional share.

Vote Required For Approval

To be approved by the stockholders, this item must receive the FOR vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the matter at the Special Meeting, provided a quorum is present. You may vote FOR, AGAINST or ABSTAIN on this proposal. A majority of the votes cast means that the number of votes cast FOR a proposal exceeds the number of votes cast AGAINST this proposal. Abstentions will not be voted and will have no effect on this proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, AT A RATIO RANGING FROM 1-FOR-5 TO 1-FOR-25, WITH THE EXACT RATIO TO BE SET WITHIN THAT RANGE AT THE DISCRETION OF OUR BOARD OF DIRECTORS, PRIOR TO THE ONE-YEAR ANNIVERSARY OF THE SPECIAL MEETING, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS.

PROPOSAL NO. 2: ADJOURNMENT

Overview

Proposal No. 2 asks stockholders to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Special Meeting, there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting, to approve Proposal No. 1 (Reverse Stock Split).

Consequences if the Adjournment Proposal is Not Approved

If Proposal No. 2 is not approved by the stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting, to approve Proposal No. 1 (Reverse Stock Split).

Vote Required For Approval

To be approved by the stockholders, this item must receive the FOR vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the matter at the Special Meeting. You may vote FOR, AGAINST or ABSTAIN on this proposal. A majority of the votes cast means that the number of votes cast FOR a proposal exceeds the number of votes cast AGAINST this proposal. Abstentions will not be voted and will have no effect on this proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTES AT THE TIME OF THE SPECIAL MEETING, THERE ARE INSUFFICIENT SHARES OF OUR CAPITAL STOCK REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM NECESSARY TO CONDUCT BUSINESS AT THE SPECIAL MEETING OR AT THE TIME OF THE SPECIAL MEETING, TO APPROVE PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our Common Stock for the following:

•	Each stockholder known by us to beneficially own more than 5% of our Common Stock;

•	Each of our named executive officers;

•	Each of our directors; and

•	All current executive officers and directors as a group.

The amounts and percentages of our Common Stock beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage.

Our determination of the percentage of beneficial ownership is based on 127,723,582 shares of our Common Stock outstanding as of September 20, 2024. Unless otherwise indicated, the business address of each such beneficial owner is c/o 9020 N Capital of Texas Hwy, Suite I-260, Austin, Texas 78759.

Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage
5% Stockholders:
ARC Family Trust(1)	11,740,857	9.2%
South Lake One LLC(2)	14,867,592	11.6%
Named Executive Officers and Directors:
Shaker Sadasivam(3)	15,087,860	11.8%
Yann Brandt(4)	1,249,999	1.0%
Sasan Aminpour(5)	774,223	* %
Cathy Behnen(6)	216,853	* %
Pablo Barahona(7)	—	* %
Ahmad Chatila(8)	1,951,046	1.5%
Lisan Hung(9)	247,152	* %
William Aldeen “Dean” Priddy, Jr.(10)	363,631	* %
David Springer(11)	9,211,134	7.2%
Patrick Cook(12)	1,708,194	1.3%
Sean Hunkler(13)	310,610	* %
All current Executive Officers and Directors as a group (9 individuals)	29,101,898	22.6%

*	Less than one percent (1%)
(1)

The ARC Family Trust was established by Mr. Chatila for the benefit of certain members of his family. Based on Amendment No. 2 of Schedule 13G filed February 12, 2024, Mr. Sadasivam is the trustee of the ARC Family Trust and has shared voting and dispositive power with respect to the shares of Common Stock held by ARC Family Trust. As of September 20, 2024, Mr. Sadasivam had sole voting and dispositive power with respect to an additional 3,347,003 shares of Common Stock currently held and shares of Common Stock to be issued from the settlement of restricted stock units (“RSUs”) that have vested as of September 20, 2024, or will vest within 60 days of September 20, 2024 (see footnote (3) below). The address of this stockholder is 20 Montchanin Road, Suite 100, Greenville, DE 19807.

(2)

Based on Amendment No. 1 to Schedule 13G filed February 1, 2023, on behalf of South Lake One LLC (“South Lake One”), South Cone Investments Limited Partnership (“South Cone”), and South Lake Management LLC (“South Lake Management”). South Lake Management is controlled and managed by the Class A and Class B members of its Board of Managers whereby no member of the Board of Managers has direct or indirect control of South Lake Management, and no member of South Lake Management individually has the power to control South Lake Management or replace its Board of Managers. South Lake Management directly controls South Cone as its general partner with the power to manage South Cone. South Cone directly owns 100% of the issued and outstanding membership interest of South Lake One. South Lake One is managed by the Class A and Class B members of its Board of Managers whereby no member of the Board of Manager has direct or indirect control of South Lake One. South Cone, as the sole member of South Lake One, has the power to control South Lake One and replace its Board of Managers. South Lake One directly holds an aggregate of 14,867,592 shares of our Common Stock. South Cone and South Lake Management each indirectly holds an aggregate of 14,867,592 shares of our Common Stock. The principal business address for South Lake One, South Cone and South Lake Management is 5711 Pdte. Riesco, Office No. 1603, Las Condes, Santiago, Chile.

(3)

Consists of (i) 11,740,857 shares of Common Stock held by the ARC Family Trust, (ii) 3,017,094 shares of Common Stock held by ChristSivam, LLC, and (iii) 329,909 shares of Common Stock held by Mr. Sadasivam from the settlement of RSUs that have vested as of September 20, 2024. Mr. Sadasivam is the trustee of the ARC Family Trust and has shared voting and dispositive power with respect to the shares of Common Stock held by ARC Family Trust. Mr. Sadasivam is also the Manager of ChristSivam, LLC and has sole voting and dispositive power with respect to the shares of Common Stock held by ChristSivam, LLC. See also above footnote (1) for further information about ARC Family Trust. Mr. Sadasivam has no pecuniary interest in any shares of Common Stock held by ARC Family Trust, and therefore, disclaims beneficial ownership of any such shares for purposes of Section 16 of the Exchange Act. The address of this stockholder is 1950 Pine Run Drive, Chesterfield, MO 63108.

(4)

Consists of (i) 1,083,333 shares of Common Stock vested as of September 20, 2024, not yet issued from RSUs for Mr. Brandt, and (ii) 166,666 shares of Common Stock to be issued from the settlement of RSUs that will vest within 60 days of September 20, 2024, held by Mr. Brandt.

(5)

Consists of (i) 750,473 shares of Common Stock held by Mr. Aminpour, (ii) 7,917 shares of Common Stock vested as of September 20, 2024, not yet issued from RSUs for Mr. Aminpour, and (iii) 15,833 shares of Common Stock to be issued from the settlement of RSUs that will vest within 60 days of September 20, 2024, held by Mr. Aminpour.

(6)

Consists of (i) 201,754 shares of Common Stock held by Ms. Behnen, (ii) 5,027 shares of Common Stock vested as of September 20, 2024, but not yet issued from RSUs for Ms. Behnen, and (iii) 10,072 shares of Common Stock to be issued from the settlement of RSUs that will vest within 60 days of September 20, 2024, held by Ms. Behnen.

(7)

The Board of Directors appointed Mr. Barahona as an independent director of the Company, effective August 12, 2024. Mr. Barahona holds no shares of Common Stock as of September 20, 2024, and there are no stock-based compensation awards that will vest within 60 days of September 20, 2024.

(8)	Consists of (i) 1,938,738 shares of Common Stock held by Mr. Chatila and (ii) 12,308 shares of Common Stock vested as of September 20, 2024, not yet issued from RSUs held by Mr. Chatila.
(9)	Consists of (i) 247,152 shares of Common Stock held by Ms. Hung.
(10)

Consists of (i) 360,882 shares of Common Stock held by Mr. Priddy and (ii) 2,749 shares of Common Stock to be issued from the settlement of RSUs that will vest within 60 days of September 20, 2024, held by Mr. Priddy.

(11)

Consists of (i) 7,711,318 shares of Common Stock held by Mr. Springer, (ii) 491,356 shares of Common Stock held by the DS 2022 GRAT, (iii) 336,153 shares of Common Stock held by ZS 2021 Trust, (iv) 336,154 shares of Common Stock held by NS 2021 Trust, and (v) 336,153 shares of Common Stock held by AS 2021 Trust. As stated in Amendment No. 2 to Schedule 13G filed February 12, 2024, with respect to the DS 2022 GRAT, Mr. Springer is (a) the sole trustee, (b) has sole voting and dispositive power with respect to the shares of Common Stock held by the trust and (c) has sole power to acquire for himself any asset held in the trust, including the shares of Common Stock, by substituting other property of equivalent value. With respect to the ZS 2021 Trust, the NS 2021 Trust and the AS 2021 Trust, Mr. Springer has sole power to acquire for himself any asset held in the trust, including the shares of Common Stock, by substituting other property of equivalent value.
(12)

Consists of (i) 187,550 shares of Common Stock held by Mr. Cook, (ii) options for 203,742 shares of Common Stock that have vested as of September 20, 2024, but have not yet been exercised, held by Mr. Cook, (iii) 8,784 shares of Common Stock vested as of September 20, 2024, not yet issued from RSUs held by Mr. Cook, (iv) 17,567 shares of Common Stock to be issued from the settlement of RSUs that will vest within 60 days of September 20, 2024, held by Mr. Cook, (v) 1,101,961 shares of Common Stock held by the Etnyre 2021 Family Trust, of which Mr. Cook is trustee, (vi) 94,295 shares of Common Stock held by the Cook 2021 Family Trust, of which Mr. Cook is trustee, and (vii) 94,295 shares of Common Stock held by the Patrick Cook 2021 Trust, of which Mr. Cook is trustee.

(13)	Consists of 310,610 shares of Common Stock held by Mr. Hunkler.

STOCKHOLDER PROPOSALS

Our amended and restated bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the Board or a committee of the Board. In order for any matter to be “properly brought” before a meeting, a stockholder must comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Our amended and restated bylaws also specify requirements as to the form and content of a stockholder’s notice.

Stockholders who intend to present a proposal at the 2025 annual meeting of stockholders must provide our Corporate Secretary at 9020 N Capital of Texas Hwy, Suite I-260, Austin, Texas, 78759, with written notice of such proposal no earlier than February 6, 2025 and no later than March 8, 2025; provided, however, that if the 2025 annual meeting of stockholders is not within 30 days before or 60 days after June 6, 2025, notice by a stockholder must be delivered no later than the close of business on the tenth day following the day on which notice of the date of the 2025 annual meeting of stockholders is mailed to such stockholder or public disclosure of the date of the 2025 annual meeting of stockholders is made, whichever occurs first. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

In addition, stockholders who, in accordance with Rule 14a-8, wish to present a stockholder proposal for inclusion in the proxy materials to be distributed by us in connection with our 2025 annual meeting of stockholders must provide the proposal to our Corporate Secretary at 9020 N Capital of Texas Hwy, Suite I-260, Austin, Texas, 78759 on or before December 31, 2024, for such proposal to be eligible for inclusion in our Proxy Statement and form of proxy relating to that meeting. Such proposals must meet the requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Pursuant to the rules of the SEC, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail and will deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family. We are also furnishing proxy materials to our stockholders over the Internet, and you may read, print and download these proxy materials over the Internet at www.proxydocs.com/FTCI.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by phone at (737) 787-7906 or by mail to FTC Solar, Inc., 9020 N Capital of Texas Hwy, Suite I-260, Austin, Texas, 78759.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information that we file or furnish with the SEC electronically. Copies of our reports on Form 10-K, Form 10-Q, Form 8-K, and amendments to those reports may also be obtained, free of charge, electronically through our investor relations website located at investor.ftcsolar.com as soon as reasonably practical after we file such material with, or furnish it to, the SEC. A copy of this Proxy Statement is available without charge upon written request to: Secretary, FTC Solar, Inc., 9020 N Capital of Texas Hwy, Suite I-260, Austin, Texas, 78759.

OTHER MATTERS

Our Board does not know of any matter to be brought before the Special Meeting other than the matters set forth in the Notice of Special Meeting of Stockholders and matters incident to the conduct of the Special Meeting. If any other matter should properly come before the Special Meeting, the persons named as proxy holders in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

By Order of the Board of Directors,

Cathy Behnen
Secretary

[ ], 2024

ANNEX A: FORM OF REVERSE STOCK SPLIT AMENDMENT

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FTC SOLAR, INC.

FTC Solar, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is FTC Solar, Inc.

2. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 28, 2021 (the “Amended and Restated Certificate”).

3. Article FOURTH of the Amended and Restated Certificate is hereby amended by adding the following new paragraphs:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Certificate of Amendment to the Amended and Restated Certificate, each [   ] shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu of any fractional share of Common Stock to which a stockholder would otherwise be entitled in connection with the Reverse Stock Split (taking into consideration all shares of Common Stock owned by such stockholder), the Corporation will issue that number of shares of Common Stock resulting from the Reverse Stock Split as rounded up to the nearest whole share upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

The par value per share of the Corporation’s capital stock and the total number of shares of all classes of capital stock that the Corporation is authorized to issue pursuant to this Article FOURTH shall, in each case, not be affected by the Reverse Stock Split.”

4. This amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

5. All other provisions of the Amended and Restated Certificate shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by [   ], its [   ], this [   ] day of [   ], 2024.

By:
Name:	[ ]
Title:	[ ]

A-1

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

FTC SOLAR
C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903
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FTC Solar, Inc.
Special Meeting of Stockholders
For Stockholders of record as of October 7, 2024
Friday, November 8, 2024 10:00 AM, Central Time
Special Meeting to be held live via the Internet - please visit www.proxydocs.com/FTCI for more details.
YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 10:00 AM, Central Time, November 8, 2024.
Internet:
www.proxydocs.com/FTCI
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote
Phone:
1-866-570-3312
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
Mail:
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided
Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/FTCI
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints Yann Brandt and Cathy Behnen (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of FTC Solar, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE
Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

FTC SOLAR
Please make your marks like this:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1 AND 2
FTC Solar, Inc. Special Meeting of Stockholders
PROPOSAL YOUR VOTE
FOR AGAINST ABSTAIN
1. To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of Common Stock, par value $0.0001 per share, at a ratio ranging from 1-for-5 to 1-for-25, with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders.
2. To approve an adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1.
Note: To transact such other business that may properly come before the Special Meeting or any adjournment thereof.
BOARD OF DIRECTORS RECOMMENDS
FOR
FOR
You must register to attend the meeting online and/or participate at www.proxydocs.com/FTCI Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.
Signature (and Title if applicable) Date
Signature (if held jointly) Date